Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED WAREHOUSING CREDIT

AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT (this “Third Amendment”) is made effective as of the 26th day of August, 2014, by and among WALKER & DUNLOP, LLC, a Delaware limited liability company (“Borrower”), WALKER & DUNLOP, INC., a Maryland corporation (“Parent”), the lenders party to the Credit Facility Agreement defined below (the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders under the Credit Facility Agreement (hereinafter referred to in such capacity as the “Administrative Agent”).

R E C I T A L S

WHEREAS, the Lenders and Borrower are parties to that certain Amended and Restated Warehousing Credit and Security Agreement, dated as of June 25, 2013, by and among Borrower, Parent, the Lenders and the Administrative Agent (the “Original Credit Facility Agreement”), as amended by that certain First Amendment to Amended and Restated Warehousing Credit and Security Agreement, dated as of December 20, 2013 (the “First Amendment”) and that certain Second Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of June 17, 2014 (the “Second Amendment”, and the Original Credit Facility Agreement, as amended by the First Amendment and Second Amendment, is herein referred to as the “Credit Facility Agreement”), whereby upon the satisfaction of certain terms and conditions set forth therein, the Lenders agreed to make Warehousing Advances from time to time, up to the Warehousing Credit Limit (each such term as defined in the Credit Facility Agreement).

WHEREAS, Borrower has requested, and the Administrative Agent and the Lenders have agreed, pursuant to the terms hereof, to modify certain terms of the Credit Facility Agreement as set forth in this Third Amendment.

NOW, THEREFORE, for and in consideration of the premises, the mutual entry of this Third Amendment by the parties hereto and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

Section 1. Recitals. The Recitals are hereby incorporated into this Third Amendment as a substantive part hereof.

Section 2. Definitions. Terms used herein and not otherwise defined shall have the meanings set forth in the Credit Facility Agreement.

Section 3. Amendments to Credit Facility Agreement. The Credit Facility Agreement is hereby amended as follows:

(a) The following subparagraphs of Section 9.1 of the Credit Facility Agreement, titled “Special Representations and Warranties Concerning Warehousing Collateral” are hereby deleted and replaced with the following:

“9.1(e) Each Pledged Loan is directly or indirectly (in the case of a Freddie Mac Direct Purchase Mortgage Loan) secured by a Mortgage on real property and improvements located in one of the states of the United States or the District of Columbia.”

“9.1(f) Each Pledged Loan has been closed or will be closed and funded with the Warehousing Advance made against it or from Borrower’s unencumbered funds.”

“9.1(i) Except for FHA Construction Mortgage Loans or FHA Modified Mortgage Loans, each Mortgage Loan has been fully advanced in the face amount of its Mortgage Note.”

“9.1(k) Each First Mortgage Loan is secured directly or indirectly (in the case of a Freddie Mac Direct Purchase Mortgage Loan) by a First Mortgage on the real property and improvements described in or covered by that Mortgage.”

“9.1(p) The Mortgage Note for each Pledged Loan is (1) payable or endorsed to the order of Borrower (except for the Mortgage Note for an FHA Modified Mortgage Loan) (2) an “instrument” within the meaning of Article 9 of the Uniform Commercial Code of all applicable jurisdictions and (3) is denominated and payable in United States dollars.”

(b) Section 9.2(g) of the Credit Facility Agreement is hereby amended and restated as follows:

“9.2(g) Other than with respect to Fannie Mae DUS Mortgage Loans or FHA Modified Mortgage Loans, prior to the origination by Borrower of any Mortgage Loans for sale to a Federal Agency, Borrower shall have entered into an agreement among Administrative Agent, the Investor under the applicable Purchase Commitment, and Borrower, pursuant to which such Investor agrees to send all cash proceeds of Mortgage Loans sold by Borrower to such Investor to the applicable Cash Collateral Account. With respect to FHA Modified Mortgage Loans, prior to the funding of any Warehousing Advance to be used by Borrower for the repurchase of an existing Ginnie Mae Mortgage-backed Security, Borrower shall have entered into an agreement among Administrative Agent, the Investor under the applicable Purchase Commitment, and Borrower, pursuant to which such Investor agrees to send all cash proceeds of the new Ginnie Mae Mortgage-backed Security sold by Borrower to such Investor to the applicable Cash Collateral Account.”

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(c) Section 9.7(a) of the Credit Facility Agreement is hereby amended and restated as follows:

“9.7(a) Borrower represents and warrants to Administrative Agent and each Lender, as of the date of this Agreement and as of the date of each Warehousing Advance Request and the making of each Warehousing Advance, that Borrower is approved, qualified and in good standing as a Freddie Mac Program Plus seller/servicer of Mortgage Loans and permitted to originate Freddie Mac Direct Purchase Mortgage Loans.”

(d) The following defined terms set forth in Section 13.1 of the Credit Facility Agreement are hereby amended and restated:

‘“Mortgage Loan” means any loan evidenced by a Mortgage Note and secured, directly or indirectly (in the case of a Freddie Mac Direct Purchase Mortgage Loan), by a Mortgage and, if applicable, a Security Agreement.’

‘“Mortgage Note” means a promissory note secured, directly or indirectly (in the case of a Freddie Mac Direct Purchase Mortgage Loan) by one or more Mortgages and, if applicable, one or more Security Agreements.’

(e) The following defined terms are hereby added to Section 13.1 of the Credit Facility Agreement:

‘“FHA Modified Mortgage Loan” means an existing FHA Mortgage Loan, the terms of which have been modified to reduce the applicable interest rate and the monthly payments of principal and interest, pursuant to terms reviewed and approved by HUD.’

‘“Freddie Mac Direct Purchase Mortgage Loan” has the meaning set forth on Exhibit D.’

‘“Freddie Mac TELP” means Freddie Mac’s Direct Purchase of Tax Exempt Loan program’.

‘“Funding Loan” means, in connection with a Freddie Mac Direct Purchase Mortgage Loan, the loan made by Borrower to Governmental Lender pursuant to the terms of a Funding Loan Agreement.’

‘“Funding Loan Agreement” means, in connection with a Freddie Mac Direct Purchase Mortgage Loan, a funding loan agreement among Borrower, Governmental Lender and a fiscal agent.’

‘“Governmental Lender” means the governmental entity, such as a state, county or city housing authority, who under a Freddie Mac Direct Purchase Mortgage Loan is the borrower of the Funding Loan and lender of the Project Loan.’

‘“Governmental Note” means, in connection with a Freddie Mac Direct Purchase Mortgage Loan, the note from Governmental Lender evidencing the Funding Loan.’

(f) Exhibit B-1 to the Credit Facility Agreement is hereby deleted and replaced with Exhibit B-1 attached hereto.

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(g) Exhibit B-2 to the Credit Facility Agreement is hereby deleted and replaced with Exhibit B-2-A attached hereto, which shall be applicable to FHA/GNMA conventional Mortgage Loans and Exhibit B-2-B attached hereto, which shall be applicable to FHA Modified Mortgage Loans.

(h) Exhibit B-3 to the Credit Facility Agreement is hereby deleted and replaced with Exhibit B-3-A attached hereto, which shall be applicable to Freddie Mac Mortgage Loans (other than Freddie Mac Direct Purchase Mortgage Loans) and Exhibit B-3-B attached hereto, which shall be applicable to Freddie Mac Direct Purchase Mortgage Loans.

(i) Exhibit C to the Credit Facility Agreement is hereby deleted and replaced with Exhibit C attached hereto.

(j) Exhibit D to the Credit Facility Agreement is hereby deleted and replaced with Exhibit D attached hereto.

Section 4. Ratification, No Novation, Effect of Modifications. Except as may be amended or modified hereby, the terms of the Credit Facility Agreement are hereby ratified, affirmed and confirmed and shall otherwise remain in full force and effect. Nothing in this Third Amendment shall be construed to extinguish, release, or discharge or constitute, create or effect a novation of, or an agreement to extinguish, release or discharge, any of the obligations, indebtedness and liabilities of Borrower or any other party under the provisions of the Credit Facility Agreement or any of the other Loan Documents, unless specifically herein provided.

Section 5. Amendments. This Third Amendment may be amended or supplemented by and only by an instrument executed and delivered by each party hereto.

Section 6. Waiver. The Lenders shall not be deemed to have waived the exercise of any right which they hold under the Credit Facility Agreement unless such waiver is made expressly and in writing (and no delay or omission by any Lender in exercising any such right shall be deemed a waiver of its future exercise). No such waiver made as to any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right. Without limiting the operation and effect of the foregoing provisions hereof, no act done or omitted by any Lender pursuant to the powers and rights granted to it hereunder shall be deemed a waiver by any Lender of any of its rights and remedies under any of the provisions of the Credit Facility Agreement, and this Third Amendment is made and accepted without prejudice to any of such rights and remedies.

Section 7. Governing Law. This Third Amendment shall be given effect and construed by application of the law of the Commonwealth of Pennsylvania.

Section 8. Headings. The headings of the sections, subsections, paragraphs and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

Section 9. Severability. No determination by any court, governmental body or otherwise that any provision of this Third Amendment or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of (i) any other such provision or (ii) such provision in any circumstance not controlled by such determination. Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

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Section 10. Binding Effect. This Third Amendment shall be binding upon and inure to the benefit of the Administrative Agent, the Borrower, the Lenders, and their respective permitted successors and assigns.

Section 11. Counterparts. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.

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IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Third Amendment under their respective seals as of the day and year first written above.

WALKER & DUNLOP, LLC, as Borrower

By:	/s/ Stephen P. Theobald
Name:	Stephen P. Theobald
Title:	Executive Vice President, Chief Financial Officer & Treasurer

WALKER & DUNLOP, INC., as Parent

By:	/s/ Stephen P. Theobald
Name:	Stephen P. Theobald
Title:	Executive Vice President, Chief Financial Officer & Treasurer

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:	/s/ Donald Thomas
Name:	Donald Thomas
Title:	Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ John Nelson
Name:	John Nelson
Title:	Managing Director

Exhibit B-1 – FNMA/DUS

PROCEDURES AND DOCUMENTATION FOR WAREHOUSING FANNIE MAE DUS AND

OTHER FANNIE MAE MORTGAGE LOANS

Walker & Dunlop, LLC, a Delaware limited liability company (“Borrower”) must observe the following procedures and documentation requirements in all respects. All documents must be satisfactory to PNC Bank, N.A., a national banking association (“Administrative Agent”) in its sole discretion. Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Amended and Restated Warehousing Credit and Security Agreement among Borrower, Lenders party thereto and Administrative Agent (as amended, restated, renewed or replaced, the “Agreement”). Fannie Mae form numbers used in this Exhibit are for convenience only and Borrower must use the equivalent forms required at the time of delivery of a Pledged Loan or a Pledged Security.

I.	At least Three (3) Business Days prior to the Warehousing Advance Date, the Administrative Agent must receive a letter signed by Borrower, providing the following information on the Pledged Loan:

1.	Mortgagor’s name.

2.	Project Name.

3.	Borrower’s case/loan number.

4.	Location of project.

5.	Mortgage Note Amount.

6.	Expected Warehousing Advance date.

7.	Name, street address, e-mail address, telephone number and telecopier number of title company and settlement attorney and contact person. Must identify who will be responsible for custody of closing documents and delivery of required items to Administrative Agent

8.	In the event Borrower self-funded the Mortgage Loan with unencumbered funds (herein a “Pre-funded Mortgage Loan”), then in alternative to clause I, 7 above, the original closing date of the Pre-funded Mortgage Loan.

II.	At least One (1) Business Day prior to the Warehousing Advance Date, Borrower will send via overnight carrier or electronically to the Administrative Agent, for receipt before 11:00 a.m. (Pittsburgh, Pennsylvania time) the following Business Day, the following:

1.	An original, facsimile or other electronic copy (with the original to be forwarded via overnight delivery) of the Warehousing Advance Request subject to changes to be communicated in writing by Borrower to the Administrative Agent before 11:00 a.m. (Pittsburgh, Pennsylvania time) on the day of the Warehousing Advance.

Exhibit B-1- FNMA/DUS Page 1

2.	A letter from Borrower providing the following additional information on the Pledge Loan:

(a)	Note Rate.

(b)	Name of Investor.

(c)	Discount (if any).

3.	Closing settlement statement, if available, otherwise must be delivered on the date of the Warehousing Advance, prior to funding.

4.	A completed and executed Loan Disbursement Authorization in the form attached hereto as Exhibit O.

5.	For Other Fannie Mae Mortgage Loans, a copy of the Fannie Mae Multifamily Commitment printed from the C&D System.

6.	For Fannie Mae DUS Mortgage Loans, a copy of the confirmed Fannie Mae Multifamily MBS/DUS Commitment printed from the C&D System.

7.	If a Mortgage-backed Security is to be issued, a copy of the Purchase Commitment or trade confirmations for the Pledged Security.

8.	Original, facsimile or other electronic copy of the Administrative Agent’s escrow instructions letter to the settlement attorney, countersigned by an authorized representative of the settlement attorney involved with the transaction, in a form substantially similar to that attached hereto as (a) Exhibit N-1 if the settlement attorney will also be acting as the bailee with respect to the Mortgage Note or (b) Exhibit N-2 if the settlement attorney will not be acting as the bailee with respect to the Mortgage Note (the “Escrow Letter”). The foregoing conditions shall not be applicable in the event the Warehousing Advance is to be used to reimburse Borrower for any Pre-funded Mortgage Loan.

No Warehousing Advance will be made by the Administrative Agent prior to the Administrative Agent’s receipt of all the documents required under Section II above. The Administrative Agent has a reasonable time (one (1) Business Day under ordinary circumstances) to examine Borrower’s Warehousing Advance Request and the related documents to be delivered by Borrower before funding the requested Warehousing Advance, and may reject any Mortgage Loan that does not meet the requirements of this Exhibit, the Agreement or of the related Purchase Commitment.

In accordance with the Escrow Letter, if applicable, disbursement will be authorized only after the settlement attorney or closing counsel takes possession, on behalf of Administrative Agent, of the signed Mortgage Note, endorsed by Borrower in blank and without recourse, and the title

Exhibit B-1- FNMA/DUS Page 2

company is prepared to issue its title insurance policy. Immediately after disbursement, the settlement attorney, the closing attorney or title company (herein, the “Closing Agent”) must send the original of the Mortgage Note to the Administrative Agent for receipt by the Administrative Agent on the following Business Day. In the event the Pledged Loan is not closed and the related Mortgage submitted for recording by 4:30 p.m. (Pittsburgh, Pennsylvania time) on the date of the Warehousing Advance, the Closing Agent must return the Warehousing Advance immediately to the account specified in the Administrative Agent’s escrow instructions unless otherwise approved by the Administrative Agent prior to such time; provided, however, that the Warehousing Advance may remain with the title company for up to two (2) Business Days with prior written notice to the Administrative Agent and, if longer than two (2) Business Days, with prior written approval of the Administrative Agent.

The foregoing arrangements, which permits the Administrative Agent to fund the Warehousing Advance after the Mortgage Note has been delivered to a third person on behalf of, and as agent and bailee for, the Administrative Agent, and before the Mortgage Note is received by Administrative Agent, are for the convenience of Borrower. Borrower retains all risk of loss or nondelivery of the Mortgage Note, and the Administrative Agent does not have any liability or responsibility for those risks.

For any Warehousing Advance relating to a Pre-funded Mortgage Loan, the parties shall not engage a Closing Agent or utilize an Escrow Letter.

III.	On The Warehousing Advance Date, the Administrative Agent must receive the following:

1.	For any Warehousing Advance other than one relating to a Pre-funded Mortgage Loan, the following:

(a)	The closing settlement statement.

(b)	A copy of the Mortgage Note made by the Mortgagor in favor of Borrower, executed by the Mortgagor.

(c)	A copy of the unrecorded, undated and in blank, assignment of the Mortgage in the form attached hereto as Exhibit P.

(d)	A copy of the first page of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which:

(i) Names as insured Borrower and/or the Investor, and their successors and assigns, as their interests may appear;

(ii) Shows effective date and time which is as of the date and time of disbursement of the Warehousing Advance from escrow; and

(iii) Sets forth an insured amount which is equal to or greater than the aggregate Warehousing Advance amount.

Exhibit B-1- FNMA/DUS Page 3

(e)	A bailee agreement executed by Borrower’s closing counsel, in the form of (a) Exhibit N-1 if the closing counsel is also acting as the settlement attorney with respect to the Warehousing Advance funds or (b) Exhibit N-3 if the closing counsel is not acting as the settlement attorney with respect to the Warehousing Advance funds, whereby in either case the closing counsel agrees that it will hold the original Mortgage Note as bailee for and on behalf of Administrative Agent and deliver it to the Administrative Agent by recognized overnight delivery within One (1) Business Day after the Warehousing Advance Date.

(f)	Written notice by electronic mail or facsimile authorizing the Administrative Agent to disburse funds to the Escrow Agent as set forth in the Escrow Letter, to be held in trust by the Escrow Agent pending the Borrower’s authorization to release such funds.

(g)	Documents that are reasonably requested by the Administrative Agent.

2.	For any Warehousing Advance relating to a Pre-funded Mortgage Loan, the following:

(a)	The closing settlement statement.

(b)	The original Mortgage Note made by the Mortgagor in favor of Borrower, executed by the Mortgagor.

(c)	The original unrecorded, undated and in blank, assignment of the Mortgage in the form attached hereto as Exhibit P.

(d)	A copy of the first page of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which:

(i) Names as insured Borrower and/or the Investor, and their successors and assigns, as their interests may appear;

(ii) Shows the recording date of the Mortgage as being prior to the date of the Warehousing Advance; and

(iii) Sets forth an insured amount which is equal to or greater than the aggregate Warehousing Advance amount.

(e)	Documents that are reasonably requested by the Administrative Agent

IV.	As soon as possible following the Warehousing Advance Date, and no later than One (1) Business Day after the Warehousing Advance Date, the Administrative Agent must receive the following:

1.	If not previously delivered, the original Mortgage Note, endorsed by Borrower in blank and without recourse, sent by overnight delivery.

Exhibit B-1- FNMA/DUS Page 4

V.	As soon as possible following the Warehousing Advance Date, and no later than Two (2) Business Days prior to the date the Investor or the Approved Custodian must receive the Pledged Loan, the Administrative Agent must receive the following:

1.	If not previously delivered, the original unrecorded, undated and in blank, assignment of the Mortgage, in the form attached hereto as Exhibit P, sent by overnight delivery.

2.	The remainder of the documents required for shipping to the Investor as specified by the Investor or in the applicable Seller/Servicer Guide or to an Approved Custodian for the Investor, including the original release documents required by the Investor.

3.	Documents that are reasonably requested by Administrative Agent.

VI.	As soon as possible following the Warehousing Advance Date, and no later than Two (2) Business Days prior to the date the Investor or the Approved Custodian must receive the Pledged Loan, Administrative Agent must receive the following:

1.	Signed shipping instructions for the delivery of the Pledged Loan, including the following:

(a)	Name and address of the Investor or the Approved Custodian to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery (which must be a shipper ordinarily utilized by Administrative Agent) with Borrower’s billing account information for such shipper (or alternatively a pre-labeled envelope);

(b)	Date by which the Investor or the Approved Custodian must receive the Pledged Loan; and

(c)	Instructions for endorsement of the Mortgage Note.

2.	For Other Fannie Mae Mortgage Loans and Fannie Mae DUS Mortgage Loans, the following additional documents must be received to the extent applicable:

(a)	Executed bailee letter with the appropriate applicable Schedule (in form approved by Fannie Mae and Administrative Agent).

Exhibit B-1- FNMA/DUS Page 5

3.	For cash payments, the signed original Wire Transfer Request (Fannie Mae Form 4639) or Fannie Mae Wiring Instructions printed from the C&D System, specifying the applicable Cash Collateral Account as the receiving account for loan purchase proceeds. Wire instructions are as follows:

For Borrower:

PNC Bank, N.A.

ABA #: 043-000-096

ACCOUNT #:

REF: Walker & Dunlop LLC

ATTN: Lesley McKee @ (412) 768-5622

4.	If a Mortgage-backed Security is to be issued by Fannie Mae, a copy of the Fannie Mae Wiring Instructions printed from the C&D System, instructing Fannie Mae to issue the Mortgage-backed Security in Borrower’s name and to deliver the Pledged Security to Administrative Agent’s custody account at the Administrative Agent using the following instructions:

For Borrower:

Federal Reserve Bank of Cleveland

ABA #: 043000096

For: PNC BANKPITT/Trust

REF: Walker & Dunlop LLC

5.	If a Mortgage-backed Security is to be issued, completed and signed Security Delivery Instructions, in the form attached as Schedule I to this Exhibit.

Unless otherwise agreed in writing with Borrower, the Administrative Agent exclusively will deliver the Mortgage Note and other original Collateral Documents required by this Exhibit evidencing the Pledged Loan, together with a bailee letter, to an Investor or an Approved Custodian. Upon instruction by Borrower, the Administrative Agent will complete the endorsement of the Mortgage Note. If no Mortgage-backed Security is to be issued, the Administrative Agent will deliver the Mortgage Note and the other documents required for shipping to the Investor as specified by the Investor or in the applicable Seller/Servicer Guide with a bailee letter to the Investor that issued the Purchase Commitment for the Pledged Loan or to an Approved Custodian for the Investor. If a Mortgage-backed Security is to be issued, Administrative Agent will deliver the Mortgage Note and the other documents required for shipping.

Exhibit B-1- FNMA/DUS Page 6

Schedule I To Exhibit B-1 – FNMA/DUS

PNC BANK, N.A.

SECURITY DELIVERY INSTRUCTIONS

INSTRUCTIONS MUST BE RECEIVED TWO (2) BUSINESS DAYS IN ADVANCE OF PICK-UP/DELIVERY

BOOK-ENTRY DATE:             SETTLEMENT DATE:

ISSUER:                                       SECURITY: $

(For Borrower):[                    ]

(For Borrower):[                            ]

CUSIP NO.

Pool No.                              MI No.

Coupon Rate:

Issue Date (M/D/Y):                                  Maturity Date (M/D/Y):

POOL TYPE:

DELIVERY INSTRUCTIONS:              DVP AMOUNT $

AUTHORIZED SIGNATURE:

TITLE:

Schedule I to

Exhibit B-1- FNMA/DUS

Exhibit B-2-A – FHA/GNMA

PROCEDURES AND DOCUMENTATION FOR WAREHOUSING

FHA PERMANENT MORTGAGE LOANS, FHA CONSTRUCTION MORTGAGE

LOANS, AND RELATED GINNIE MAE MORTGAGE-BACKED SECURITIES

Walker & Dunlop, LLC, a Delaware limited liability company (“Borrower”) must observe the following procedures and documentation requirements in all respects. All documents must be satisfactory to PNC Bank, N.A., a national banking association (“Administrative Agent”) in its sole discretion. Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Amended and Restated Warehousing Credit and Security Agreement among Borrower, Lenders party thereto and Administrative Agent (as amended, restated, renewed or replaced, the “Agreement”). HUD form numbers used in this Exhibit are for convenience only and Borrower must use the equivalent forms required at the time of delivery of a Pledged Mortgage or a Pledged Security.

I.	At least Three (3) Business Days prior to the Warehousing Advance Date, the Administrative Agent must receive a letter signed by Borrower providing the following information on the Pledged Mortgage or Security:

1.	Mortgagor’s name.

2.	Project Name.

3.	Borrower’s case/loan number.

4.	HUD’s case/loan number.

5.	Location of project.

6.	Mortgage Note Amount.

7.	Expected Warehousing Advance date.

8.	Name and address of Borrower’s counsel to be present at closing.

9.	Name, street address, e-mail address, telephone number and telecopier number of title company and settlement attorney and contact person. Must identify who will be responsible for custody of closing documents and delivery of required items to Administrative Agent.

10.	In the event Borrower self-funded the Mortgage Loan with unencumbered funds (herein a “Pre-funded Mortgage Loan”), then in the alternative to clause I, 9 above, the original closing date of the Pre-funded Mortgage Loan.

Upon receipt of Borrower’s letter required under this Section I, in form and substance satisfactory to Administrative Agent, Administrative Agent will issue its closing instructions letter to Borrower’s counsel and its escrow instructions letter to the settlement attorney involved with the transaction.

Exhibit B-2-A-1

II.	At least One (1) Business Day prior to the Warehousing Advance Date, Borrower will send to the Administrative Agent, for receipt before 11:00 a.m (Pittsburgh, Pennsylvania time) the following Business Day, the following:

1.	An original or facsimile (with original to be forwarded via overnight delivery) of the Warehousing Advance Request subject to changes to be communicated in writing by Borrower to the Administrative Agent before 11:00 a.m. (Pittsburgh, Pennsylvania time) on the day of the Warehousing Advance.

2.	A letter from Borrower providing the following additional information on the Pledge Loan:

(a)	Note Rate.

(b)	Name of Investor.

(c)	Discount (if any).

3.	Closing settlement statement, if available, otherwise must be delivered on the date of the Warehousing Advance, prior to funding.

4.	A completed and executed Loan Disbursement Authorization in the form attached hereto as Exhibit O.

5.	Copy of current FHA Firm Commitment to insure.

6.	If no mortgage-backed Security is to be issued, a copy of the Purchase Commitment (which must conform to the requirements of the Agreement) for the Pledged Mortgage (or the original thereof if requested by Administrative Agent).

7.	If a mortgage-backed Security is to be issued, a copy of the Purchase Commitment or trade confirmation for the mortgage-backed Security (or the original thereof if requested by Administrative Agent).

8.	Original or facsimile of the Administrative Agent’s closing instructions letter to Borrower’s attorney, countersigned by the attorney involved with transaction. The foregoing conditions shall not be applicable in the event the Warehousing Advance is to be used to reimburse Borrower for any Pre-funded Mortgage Loan.

9.	Original or facsimile of the Administrative Agent’s escrow instructions letter to the settlement attorney, countersigned by an authorized representative of the settlement attorney involved with the transaction, in a form substantially similar to that attached hereto as (a) Exhibit N-1 if the settlement attorney will also be acting as the bailee with respect to the Mortgage Note or (b) Exhibit N-2 if the settlement attorney will not be acting as the bailee with respect to the Mortgage Note (the “Escrow Letter”). The foregoing conditions shall not be applicable in the event the Warehousing Advance is to be used to reimburse Borrower for any Pre-funded Mortgage Loan.

Exhibit B-2-A-2

10.	For FHA Construction Mortgage Loans, a copy of the Application for Insurance of Advance of Mortgage Proceeds (HUD Form 92403) to be submitted to HUD.

No Warehousing Advance will be made by the Administrative Agent prior to the Administrative Agent’s receipt of all documents required under Section II above. The Administrative Agent has a reasonable time (one (1) Business Day under ordinary circumstances) to examine Borrower’s Warehousing Advance Request and the related documents to be delivered by Borrower before funding the requested Warehousing Advance, and may reject any Eligible Mortgage that does not meet the requirements of this Exhibit, the Agreement or of the related Purchase Commitment.

In accordance with the Escrow Letter, if applicable, in the event the Pledged Loan is not closed and the related Mortgage submitted for recording by 4:30 p.m. (Pittsburgh, Pennsylvania time) on the date of the Warehousing Advance, the settlement attorney or closing counsel must return the Warehousing Advance immediately to the account specified in Administrative Agent’s escrow instructions, unless otherwise approved by the Administrative Agent prior to such time; provided, however, that the Warehousing Advance may remain with the title company for up to two (2) Business Days with prior written notice to the Administrative Agent, and if longer than two (2) Business Days, with prior written approval of the Administrative Agent.

The foregoing arrangements, which permit the Administrative Agent to fund the Warehousing Advance after the Mortgage Note has been delivered to a third person on behalf of, and as agent and bailee for, Administrative Agent, and before the Mortgage Note is received by Administrative Agent, are for the convenience of Borrower. Borrower retains all risk of loss or non-delivery of the Mortgage Note, and the Administrative Agent does not have any liability or responsibility for those risks.

For any Warehousing Advance relating to a Pre-funded Mortgage Loan, the parties shall not engage a settlement attorney or closing counsel, or utilize an Escrow Letter.

III.	On the Warehousing Advance Date, the Administrative Agent must receive the following:

1.	For any Warehousing Advance other than one relating to a Pre-funded Mortgage Loan, the following:

(a)	The closing settlement statement.

(b)	A copy of the Mortgage Note made by the Mortgagor in favor of Borrower, executed by the Mortgagor and endorsed for insurance by HUD.

(c)	A copy of the unrecorded, undated and in blank, assignment of the Mortgage, in the form attached hereto as Exhibit P.

Exhibit B-2-A-3

(d)	A copy of the first page of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which:

(i) Names as insured the “Mortgagee and/or the Secretary of the Department of Housing and Urban Development, and their successors and assigns, as their interests may appear.”

(ii) Shows an effective date and time that is (i) as of the date and time of disbursement of the Warehousing Advance from escrow, or (ii) in the event the Warehousing Advance relates to a Pre-funded Mortgage Loan, as of the date and time of the recording of the Mortgage.

(iii) Sets forth an insured amount that is equal to or greater than the aggregate Warehousing Advance amount.

(e)	To the extent applicable, a bailee agreement executed by Borrower’s closing counsel, in the form of (a) Exhibit N-1 if the closing counsel is also acting as the settlement attorney with respect to the Warehousing Advance funds or (b) Exhibit N-3 if the closing counsel is not acting as the settlement attorney with respect to the Warehousing Advance funds, whereby in either case the closing counsel agrees that it will hold the original Mortgage Note as bailee for and on behalf of Administrative Agent and deliver it to the Administrative Agent by recognized overnight delivery within One (1) Business Day after the Warehousing Advance Date.

(f)	To the extent applicable, written notice by electronic mail or facsimile authorizing the Administrative Agent to disburse funds to the Escrow Agent as set forth in the Escrow Letter, to be held in trust by the Escrow Agent pending the Borrower’s authorization to release such funds.

(g)	Documents that are reasonably requested by the Administrative Agent.

(h)	For FHA Construction Mortgage Loans, a copy of the Application for Insurance of Advance of Mortgage Proceeds (HUD Form 92403), signed by an authorized representative of HUD.

2.	For any Warehousing Advance relating to a Pre-funded Mortgage Loan, the following:

(a)	The closing settlement statement.

(b)	The original Mortgage Note made by the Mortgagor in favor of Borrower, executed by the Mortgagor and endorsed for insurance by HUD.

(c)	The original unrecorded, undated and in blank, assignment of the Mortgage, in the form attached hereto as Exhibit P.

Exhibit B-2-A-4

(d)	A copy of the first page of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which

(i) Names as insured Borrower and/or the Investor, and their successors and assigns, as their interest may appear;

(ii) Shows the recording date of the Mortgage as being prior to the date of the Warehousing Advance; and

(iii) Sets forth an insured amount which is equal to or greater than the aggregate Warehousing Advance amount.

(e)	Documents that are reasonably requested by the Administrative Agent.

(f)	For FHA Construction Mortgage Loans, a copy of the Application for Insurance of Advance of Mortgage Proceeds (HUD Form 92403), signed by an authorized representative of HUD.

IV.	FOR SUBSEQUENT WAREHOUSING ADVANCES FOR FHA CONSTRUCTION MORTGAGE LOAN: AT LEAST ONE (1) BUSINESS DAY PRIOR TO THE DATE OF THE WAREHOUSING ADVANCE THE ADMINISTRATIVE AGENT MUST RECEIVE THE FOLLOWING:

1.	Original or facsimile of the signed Warehousing Advance Request.

2.	An Application for Insurance of Advance of Mortgage Proceeds (HUD Form 92403), signed by an authorized representative of HUD.

V.	FOR SUBSEQUENT WAREHOUSING ADVANCES FOR FHA CONSTRUCTION MORTGAGE LOAN: ON THE DAY OF THE WAREHOUSING ADVANCE THE ADMINISTRATIVE AGENT MUST RECEIVE THE FOLLOWING

1.	Administrative Agent must receive evidence of the insurance coverage in an amount equal to the amount of the Warehousing Advance with a copy of the title insurance policy endorsement immediately following closing.

VI.	As soon as possible after the Warehousing Advance Date, and no later than Two (2) Business Days prior to the date the Investor or the Approved Custodian must receive the Pledged Mortgage, Administrative Agent must receive:

1.	The original unrecorded, undated and in blank, assignment of the Mortgage, in the form attached hereto as Exhibit P, sent by overnight delivery.

2.	The remainder of the documents required for shipping to the Investor as specified by the Investor or in the applicable Seller/Servicer Guide or to an Approved Custodian for the Investor, including the original release documents required by the Investor.

3.	Documents that are reasonably requested by the Administrative Agent.

Exhibit B-2-A-5

VII.	As soon as possible after the Warehousing Advance Date, and no later than Two (2) Business Days prior to the date the Investor or the Approved Custodian must receive the Pledged Mortgage, the Administrative Agent must receive signed shipping instructions for the delivery of the Pledged Loan, including the following:

1.	Name and address of the Investor or the Approved Custodian to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery (which must be a shipper utilized by Administrative Agent), with Borrower’s billing account information for such shipper (or alternatively a pre-labeled envelope).

2.	Name of the project securing the Pledged Loan.

3.	Date by which the Investor or the Approved Custodian must receive the Pledged Loan.

4.	Instructions for endorsement of the Mortgage Note. For an FHA Construction Mortgage Loan, Administrative Agent will, if instructed, endorse and deliver the Mortgage Note following the initial Warehousing Advance for that Mortgage Loan.

5.	Completed but not signed Release of Security Interest (HUD Form 11711A), to be signed and delivered by Administrative Agent. With respect to Warehousing Advances against FHA Construction Mortgage Loans, Administrative Agent will only sign and deliver a Release of Security Interest (HUD Form 11711A) for the initial and the last Warehousing Advances for that Mortgage Loan.

Unless otherwise agreed in writing with Borrower, the Administrative Agent exclusively will deliver the Mortgage Note and other original Collateral Documents relating to the Collateral evidencing a Pledged Loan, together with a bailee letter, to an Investor or an Approved Custodian. Upon instruction by Borrower, the Administrative Agent will complete the endorsement of the Mortgage Note. If no Mortgage-backed Security is to be issued, the Administrative Agent will deliver the Mortgage Note with a bailee letter to the Investor that issued the Purchase Commitment for the Pledged Loan or an Approved Custodian for the Investor. If a Mortgage-backed Security is to be issued, Administrative Agent will deliver the Mortgage Note and the Release of Security Interest with a Bailee Letter to an Approved Custodian for Ginnie Mae.

VIII.	If A Ginnie Mae Security is to be issued, as soon as possible following Closing, but no later than Three (3) Business Days prior to Settlement Date for a Security, Administrative Agent must receive:

1.	A signed copy of the Schedule of Subscribers (HUD Form HUD-11705), instructing Ginnie Mae to issue the mortgage-backed Security in Borrower’s name, and to deliver the Security to Administrative Agent’s custody account at the Federal Reserve Bank of Cleveland (ABA 043000096, For: PNC Pitt/Trust, Reference: Walker & Dunlop, LLC).

2.	Completed and signed Securities Delivery Instructions, in the form set forth below in this Exhibit.

Exhibit B-2-A-6

Upon receipt of a Security, the Administrative Agent will deliver the Security to the Investor that issued the Purchase Commitment for the Security. The Security will be released to the Investor only upon payment of the purchase proceeds to Administrative Agent. Cash proceeds of the sale of a Pledged Loan or a Security will be applied to the related Warehousing Advance. As long as no Default or Event of Default exists, Administrative Agent will return any excess proceeds from the sale of a Pledged Loan or a Security to Borrower (by transfer to Borrower’s Operating Account), unless otherwise instructed in writing.

Exhibit B-2-A-7

OPERATING ACCOUNT

SCHEDULE I TO EXHIBIT B-2-A– FHA/GNMA

PNC BANK, N.A.

SECURITY DELIVERY INSTRUCTIONS

INSTRUCTIONS MUST BE RECEIVED TWO (2) BUSINESS DAYS IN ADVANCE OF PICK-UP/ DELIVERY

BOOK-ENTRY DATE:

ISSUER:

$

NO. OF CERTIFICATES:

CUSIP NO.:

Pool No.	MI No.

Issue Date (MM/DD/YYYY):

SETTLEMENT DATE:

SECURITY:
1)
2)
3)

Coupon Rate:

Maturity Dated (MM/DD/YYYY):

POOL TYPE (circle one):
Ginnie Mae:	GINNIE MAE I	GINNIE MAE II

Fannie Mae:	FIXED ARM	DISCOUNT NOTE DEBENTURES REMIC

DELIVER TO:		( ) Versus Payment
		DVP AMOUNT	$
DELIVER TO:		( ) Versus Payment
		DVP AMOUNT	$
DELIVER TO:		( ) Versus Payment
		DVP AMOUNT	$

CLIENT:

PROJECT:

AUTHORIZED SIGNATURE:

TITLE:

Schedule 1 to

Exhibit B-2-A

Exhibit B-2-B – FHA Modified Mortgage Loan

PROCEDURES AND DOCUMENTATION FOR WAREHOUSING

FHA MODIFIED MORTGAGE LOANS

AND RELATED GINNIE MAE MORTGAGE-BACKED SECURITIES

Walker & Dunlop, LLC, a Delaware limited liability company (“Borrower”) must observe the following procedures and documentation requirements in all respects. All documents must be satisfactory to PNC Bank, N.A., a national banking association (“Administrative Agent”) in its sole discretion. Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Amended and Restated Warehousing Credit and Security Agreement among Borrower, Lenders party thereto and Administrative Agent (as amended, restated, renewed or replaced, the “Agreement”). HUD form numbers used in this Exhibit are for convenience only and Borrower must use the equivalent forms required at the time of delivery of a Pledged Mortgage or a Pledged Security.

I.	At least Three (3) Business Days prior to the Warehousing Advance Date, the Administrative Agent must receive a letter signed by Borrower providing the following information on the Pledged Mortgage or Security, together with the noted Mortgage Loan Documents:

1.	Mortgagor’s name.

2.	Project Name.

3.	Borrower’s case/loan number.

4.	HUD’s case/loan number.

5.	Location of project.

6.	Mortgage Note Amount.

7.	Existing Security Balance/Expected Advance Amount.

8.	Expected Warehousing Advance date.

9.	Evidence that the prepayment premium associated with the existing Ginnie Mae security has been deposited by Borrower into the Borrower’s Ginnie Mae P&I Account.

10.	Name and address of Borrower’s counsel for the Mortgage Loan modification.

11.	Copies of the following Loan Documents:

(a)	Existing Note,

(b)	Existing Mortgage,

Exhibit B-2-B-1

(c)	Existing Regulatory Agreement, if requested by Administrative Agent,

(d)	Existing Security Agreement if requested by Administrative Agent, and

(e)	Ginnie Mae Approval Letter.

12.	Copies of the proposed Loan modification documents (the “Mortgage Loan Modification Documents”):

(a)	Proposed Allonge to Mortgage Note, as consented to by HUD, and

(b)	Proposed Modification of Mortgage Note, Mortgage, Regulatory Agreement and Security Agreement, each to the extent applicable, and as approved by HUD.

II.	At least One (1) Business Day prior to the Warehousing Advance Date, Borrower will send to the Administrative Agent, for receipt before 11:00 a.m (Pittsburgh, Pennsylvania time) the following Business Day, the following:

1.	An original or facsimile (with original to be forwarded via overnight delivery) of the Warehousing Advance Request subject to changes to be communicated in writing by Borrower to the Administrative Agent before 11:00 a.m. (Pittsburgh, Pennsylvania time) on the day of the Warehousing Advance.

2.	A letter from Borrower providing the following additional information on the Pledge Loan:

(a)	Note Rate.

(b)	Name of Investor.

(c)	Discount (if any).

3.	Closing settlement statement, if available, otherwise must be delivered on the date of the Warehousing Advance, prior to funding.

4.	A completed and executed Loan Disbursement Authorization in the form attached hereto as Exhibit O.

5.	Copy of the HUD Approval Letter.

6.	A copy of the Purchase Commitment or trade confirmation for the new mortgage-backed Security (or the original thereof if requested by Administrative Agent).

No Warehousing Advance will be made by the Administrative Agent prior to the Administrative Agent’s receipt of all documents required under Section II above. The Administrative Agent has a reasonable time (one (1) Business Day under ordinary circumstances) to examine Borrower’s Warehousing Advance Request and the related documents to be delivered by Borrower before funding the requested Warehousing Advance, and may reject any Eligible Mortgage that does not meet the requirements of this Exhibit, the Agreement or of the related Purchase Commitment.

Exhibit B-2-B-2

III.	On the Warehousing Advance Date, the Administrative Agent must receive the following:

1.	For any Warehousing Advance other than one relating to a Mortgage that Borrower, self-funded with unencumbered funds (herein a “Pre-funded Mortgage Loan”), the following:

(a)	The closing settlement statement.

(b)	A copy of the fully executed Mortgage Loan Modification Documents, as endorsed for insurance by HUD.

(c)	A copy of the unrecorded, undated and in blank, assignment of the Mortgage, in the form attached hereto as Exhibit P.

(d)	A copy of the first page of the existing title insurance policy obtained in connection with the closing of the existing Mortgage Loan (or a copy of any title update made in connection with a Mortgage Loan Modification), which:

(i) Names as insured the “Mortgagee and/or the Secretary of the Department of Housing and Urban Development, and their successors and assigns, as their interests may appear.”

(ii) Sets forth an insured amount that is equal to or greater than the aggregate Warehousing Advance amount.

(e)	Documents that are reasonably requested by the Administrative Agent.

2.	For any Warehousing Advance relating to a Pre-funded Mortgage Loan, the following:

(a)	The closing settlement statement.

(b)	An original of the fully executed Mortgage Loan Modification Documents, as endorsed for insurance by HUD.

(c)	An original of the unrecorded, undated and in blank, assignment of the Mortgage, in the form attached hereto as Exhibit P.

(d)	A copy of the first page of the existing title insurance policy obtained in connection with the closing of the existing Mortgage Loan (or a copy of any title update made in connection with a Mortgage Loan Modification), which:

(i) Names as insured the “Mortgagee and/or the Secretary of the Department of Housing and Urban Development, and their successors and assigns, as their interests may appear.”

Exhibit B-2-B-3

(ii) Sets forth an insured amount that is equal to or greater than the aggregate Warehousing Advance amount.

(e)	Documents that are reasonably requested by the Administrative Agent.

IV.	As soon as possible after the Warehousing Advance Date, and no later than Two (2) Business Days prior to the date the Investor or the Approved Custodian must receive the Pledged Mortgage Loan Modification Documents, Administrative Agent must receive:

1.	The original unrecorded, undated and in blank, assignment of the Mortgage, in the form attached hereto as Exhibit P, sent by overnight delivery.

2.	The remainder of the documents required for shipping to the Investor as specified by the Investor or in the applicable Seller/Servicer Guide or to an Approved Custodian for the Investor, including the original release documents required by the Investor.

3.	Documents that are reasonably requested by the Administrative Agent.

V.	As soon as possible after the Warehousing Advance Date, and no later than Two (2) Business Days prior to the date the Investor or the Approved Custodian must receive the Pledged Mortgage Loan Modification Documents, the Administrative Agent must receive signed shipping instructions for the delivery of the Pledged Mortgage Loan Modification Documents, including the following:

1.	Name and address of the Investor or the Approved Custodian to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery (which must be a shipper utilized by Administrative Agent), with Borrower’s billing account information for such shipper (or alternatively a pre-labeled envelope).

2.	Name of the project securing the Pledged Loan.

3.	Date by which the Investor or the Approved Custodian must receive the Pledged Loan.

4.	Instructions for endorsement of the Mortgage Loan Modification Documents.

5.	Completed but not signed Release of Security Interest (HUD Form 11711A), to be signed and delivered by Administrative Agent.

Unless otherwise agreed in writing with Borrower, the Administrative Agent exclusively will deliver the Mortgage Loan Modification Documents and other original Collateral Documents relating to the Collateral evidencing a Pledged Loan, together with a bailee letter, to an Investor or an Approved Custodian. Upon instruction by Borrower, the Administrative Agent will complete the endorsement of the Mortgage Loan Modification Documents. Administrative Agent will deliver the Mortgage Loan Modification Documents and the Release of Security Interest with a Bailee Letter to an Approved Custodian for Ginnie Mae.

Exhibit B-2-B-4

VI.	As soon as possible following Closing, but no later than Three (3) Business Days prior to Settlement Date for a Security, Administrative Agent must receive:

1.	A signed copy of the Schedule of Subscribers (HUD Form HUD-11705), instructing Ginnie Mae to issue the mortgage-backed Security in Borrower’s name, and to deliver the Security to Administrative Agent’s custody account at the Federal Reserve Bank of Cleveland (ABA 043000096, For: PNC Pitt/Trust, Reference: Walker & Dunlop, LLC).

2.	Completed and signed Securities Delivery Instructions, in the form set forth below in this Exhibit.

Upon receipt of a Security, the Administrative Agent will deliver the Security to the Investor that issued the Purchase Commitment for the Security. The Security will be released to the Investor only upon payment of the purchase proceeds to Administrative Agent. Cash proceeds of the sale of a Security will be applied to the related Warehousing Advance. As long as no Default or Event of Default exists, Administrative Agent will return any excess proceeds from the sale of a Pledged Loan or a Security to Borrower (by transfer to Borrower’s Operating Account), unless otherwise instructed in writing.

Exhibit B-2-B-5

OPERATING ACCOUNT

SCHEDULE I TO EXHIBIT B-2-B– FHA MODIFIED MORTGAGE LOAN

PNC BANK, N.A.

SECURITY DELIVERY INSTRUCTIONS

INSTRUCTIONS MUST BE RECEIVED TWO (2) BUSINESS DAYS IN ADVANCE OF PICK-UP/ DELIVERY

BOOK-ENTRY DATE:

ISSUER:

$

NO. OF CERTIFICATES:

CUSIP NO.:

Pool No.	MI No.

Issue Date (MM/DD/YYYY):

SETTLEMENT DATE:

SECURITY:
1)
2)
3)

Coupon Rate:

Maturity Dated (MM/DD/YYYY):

POOL TYPE (circle one):
Ginnie Mae:	GINNIE MAE I	GINNIE MAE II

Fannie Mae:	FIXED ARM	DISCOUNT NOTE DEBENTURES REMIC

DELIVER TO:		( ) Versus Payment
		DVP AMOUNT	$
DELIVER TO:		( ) Versus Payment
		DVP AMOUNT	$
DELIVER TO:		( ) Versus Payment
		DVP AMOUNT	$

CLIENT:

PROJECT:

AUTHORIZED SIGNATURE:

TITLE:

Schedule I to

Exhibit B-2-B

EXHIBIT B-3-A – FREDDIE MAC PROGRAM PLUS LOANS

PROCEDURES FOR DOCUMENTING WAREHOUSING ADVANCES

PROCEDURES AND DOCUMENTATION FOR WAREHOUSING

FREDDIE MAC PROGRAM PLUS LOANS

Walker & Dunlop, LLC, a Delaware limited liability company (“Borrower”) must observe the following procedures and documentation requirements in all respects. All documents must be satisfactory to PNC Bank, N.A., a national banking association (“Administrative Agent”) in its sole discretion. Administrative Agent shall deliver any information received hereunder to each Lender promptly upon receipt thereof. Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Amended and Restated Warehousing Credit and Security Agreement among Borrower, Lenders party thereto and Administrative Agent (as amended, restated, renewed or replaced, the “Agreement”). Freddie Mac form numbers used in this Exhibit are for convenience only and Borrower must use the equivalent forms required at the time of delivery of a Pledged Loan or a Pledged Security.

I.	At least Three (3) Business Days prior to the Warehousing Advance Date, the Administrative Agent must receive a letter signed by Borrower, providing the following information on the Pledged Loan:

1.	Mortgagor’s name.

2.	Project name.

3.	Borrower’s case/loan number.

4.	Location of project.

5.	Mortgage Note Amount.

6.	Expected Warehousing Advance Date.

7.	Name and address of Borrower’s counsel to be present at closing.

8.	Name, street address, e-mail address, telephone number and telecopier number of title company and settlement attorney and contact person. Must identify who will be responsible for custody of closing documents and delivery of required items to Administrative Agent.

9.	In the event Borrower self-funded the Mortgage Loan with unencumbered funds (herein a “Pre-funded Mortgage Loan”), then in the alternative to clause I, 7 above, the original closing date of the Pre-funded Mortgage Loan.

Upon receipt of Borrower’s letter required under this Section I, in form and substance satisfactory to the Administrative Agent, the Administrative Agent will issue its escrow instructions letter to the title company or the settlement attorney, to the extent applicable.

Exhibit B-3-A-1

II.	At least One (1) Business Day prior to the Warehousing Advance Date, Borrower will send to the Administrative Agent, for receipt before 11:00 a.m (Pittsburgh, Pennsylvania time) the following Business Day, the following:

1.	An original or facsimile (with original to be forwarded via overnight delivery) of the Warehousing Advance Request subject to changes to be communicated in writing by Borrower to the Administrative Agent before 11:00 a.m. (Pittsburgh, Pennsylvania time) on the day of the Warehousing Advance.

2.	A letter from Borrower providing the following additional information on the Pledge Loan:

(a)	Note Rate.

(b)	Name of Investor.

(c)	Discount (if any).

3.	Closing settlement statement, if available, otherwise must be delivered on the date of the Warehousing Advance, prior to funding.

4.	A completed and executed Loan Disbursement Authorization in the form attached hereto as Exhibit O.

5.	A copy of the executed Purchase Commitment (which must conform to requirements of the Agreement).

6.	Original or facsimile of the Administrative Agent’s escrow instructions letter to the settlement attorney, countersigned by an authorized representative of the settlement attorney involved with the transaction, in a form substantially similar to that attached hereto as (a) Exhibit N-1 if the settlement attorney will also be acting as the bailee with respect to the Mortgage Note or (b) Exhibit N-2 if the settlement attorney will not be acting as the bailee with respect to the Mortgage Note. (the “Escrow Letter”). The foregoing conditions shall not be applicable in the event the Warehousing Advance is to be used to reimburse Borrower for a Pre-funded Mortgage Loan.

No Warehousing Advance will be made by the Administrative Agent prior to the Administrative Agent’s receipt of all the documents required under Section II above. The Administrative Agent has a reasonable time (one (1) Business Day under ordinary circumstances) to examine Borrower’s Warehousing Advance Request and the related documents to be delivered by Borrower before funding the requested Warehousing Advance, and may reject any Mortgage Loan that does not meet the requirements of this Exhibit, the Agreement or of the related Purchase Commitment.

In accordance with the Escrow Letter, if applicable, disbursement will be authorized only after the settlement attorney or closing counsel takes possession, on behalf of Administrative Agent, of the signed Mortgage Note, endorsed by Borrower in blank and without recourse, and the title company is prepared to issue its title insurance policy. Immediately after disbursement, the

Exhibit B-3-A-2

settlement attorney, the closing attorney or title company (herein, the “Closing Agent”) must send the original of the Mortgage Note to the Administrative Agent for receipt by the Administrative Agent on the following Business Day. In the event the Pledged Loan is not closed and the related Mortgage submitted for recording by 4:30 p.m. (Pittsburgh, Pennsylvania time) on the date of the Warehousing Advance, the Closing Agent must return the Warehousing Advance immediately to the account specified in the Administrative Agent’s escrow instructions unless otherwise approved by the Administrative Agent prior to such time; provided, however, that the Warehousing Advance may remain with the title company for up to two (2) Business Days with prior written notice to the Administrative Agent and, if longer than two (2) Business Days, with prior written approval of the Administrative Agent.

The foregoing arrangements, which permit the Administrative Agent to fund the Warehousing Advance after the Mortgage Note has been delivered to a third person on behalf of, and as agent and bailee for, Administrative Agent, and before the Mortgage Note is received by Administrative Agent, are for the convenience of Borrower. Borrower retains all risk of loss or nondelivery of the Mortgage Note, and neither Administrative Agent nor any Administrative Agent has any liability or responsibility for those risks.

For any Warehousing Advance relating to a Pre-funded Mortgage Loan, the parties shall not engage a Closing Agent or utilize an Escrow Letter.

III.	On the Warehousing Advance Date, the Administrative Agent must receive the following:

1.	For any Warehousing Advance other than one relating to a Pre-funded Mortgage Loan, the following:

(a)	The closing settlement statement.

(b)	A copy of the Mortgage Note made by the Mortgagor in favor of Borrower, executed by the Mortgagor.

(c)	A copy of the unrecorded, undated and in blank, assignment of the Mortgage in the form attached hereto as Exhibit P.

(d)	A copy of the first page of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which:

(i) Names as insured Borrower and/or the Investor, and their successors and assigns, as their interests may appear;

(ii) Shows effective date and time which is as of the date and time of disbursement of the Warehousing Advance from escrow; and

(iii) Sets forth an insured amount which is equal to or greater than the aggregate Warehousing Advance amount.

Exhibit B-3-A-3

(e)	A bailee agreement executed by Borrower’s closing counsel, in the form of (a) Exhibit N-1 if the closing counsel is also acting as the settlement attorney with respect to the Warehousing Advance funds or (b) Exhibit N-3 if the closing counsel is not acting as the settlement attorney with respect to the Warehousing Advance funds, whereby in either case the closing counsel agrees that it will hold the original Mortgage Note as bailee for and on behalf of Administrative Agent and deliver it to the Administrative Agent by recognized overnight delivery within One (1) Business Day after the Warehousing Advance Date.

(f)	Written notice by electronic mail or facsimile authorizing the Administrative Agent to disburse funds to the Escrow Agent as set forth in the Escrow Letter, to be held in trust by the Escrow Agent pending the Borrower’s authorization to release such funds.

(g)	Documents that are reasonably requested by the Administrative Agent.

2.	For any Warehousing Advance relating to a Pre-funded Mortgage Loan, the following:

(a)	The closing settlement statement.

(b)	The original Mortgage Note made by the Mortgagor in favor of Borrower, executed by the Mortgagor.

(c)	The original unrecorded, undated and in blank, assignment of the Mortgage in the form attached hereto as Exhibit P.

(d)	A copy of the first page of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which:

(i) Names as insured Borrower and/or the Investor, and their successors and assigns, as their interests may appear;

(ii) Shows the recording date of the Mortgage as being prior to the date of the Warehousing Advance; and

(iii) Sets forth an insured amount which is equal to or greater than the aggregate Warehousing Advance amount.

(e)	Documents that are reasonably requested by the Administrative Agent The closing settlement statement.

IV.	As soon as possible following the Warehousing Advance Date, and no later than One (1) Business Day after the Warehousing Advance Date, the Administrative Agent much receive the following:

1.	If not previously delivered, the original signed Mortgage Note, endorsed by Borrower in blank and without recourse.

Exhibit B-3-A-4

V.	As soon as possible after the Warehousing Advance Date, and no later than Two (2) Business Days prior to the date the Investor or the Approved Custodian must receive the Pledged Mortgage, Administrative Agent must receive:

1.	If not previously delivered, the original unrecorded, undated and in blank assignment of the Mortgage, in the form attached hereto as Exhibit P, sent by overnight delivery.

2.	The remainder of the documents required for shipping to the Investor as specified by the Investor or in the applicable Seller/Servicer Guide or to an Approved Custodian for the Investor, including the original release documents required by the Investor.

3.	Documents that are reasonably requested by the Administrative Agent.

VI.	As soon as possible following the Warehousing Advance Date, and no later than Two (2) Business Days prior to the date the Investor or the Approved Custodian must receive the Pledged Loan, Administrative Agent must receive the following:

1.	Signed shipping instructions for the delivery of the Pledged Loan, including the following:

(a)	Name and address of the Investor or the Approved Custodian to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery (which must be a shipper utilized by Administrative Agent), with Borrower’s billing account information for such shipper (or alternatively a pre-labeled envelope);

(b)	Name of project securing the Pledged Loan;

(c)	Date by which the Investor or the Approved Custodian must receive the Pledged Loan; and

(d)	Instructions for endorsement of the Mortgage Note.

2.	For Freddie Mac Program Plus Loans, the following additional documents must be received:

(a)	For cash payments, the signed original Wire Transfer Authorization for a Cash Warehouse Delivery (Multifamily) (Freddie Mac Form 987M), specifying the Cash Collateral Account as the receiving account for loan purchase proceeds.

(b)	Warehouse Lender Release of Security Interest (Multifamily) (Freddie Mac Form 996M).

3.	The remainder of the documents required for shipping to the Investor, as specified by the Investor or in the applicable seller/servicer guide.

Exhibit B-3-A-5

EXHIBIT B-3-B – FREDDIE MAC DIRECT PURCHASE MORTGAGE LOANS

PROCEDURES FOR DOCUMENTING WAREHOUSING ADVANCES

PROCEDURES AND DOCUMENTATION FOR WAREHOUSING

FREDDIE MAC DIRECT PURCHASE MORTGAGE LOANS

Walker & Dunlop, LLC, a Delaware limited liability company (“Borrower”) must observe the following procedures and documentation requirements in all respects. All documents must be satisfactory to PNC Bank, N.A., a national banking association (“Administrative Agent”) in its sole discretion. Administrative Agent shall deliver any information received hereunder to each Lender promptly upon receipt thereof. Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Amended and Restated Warehousing Credit and Security Agreement among Borrower, Lenders party thereto and Administrative Agent (as amended, restated, renewed or replaced, the “Agreement”). For purposes of these procedures applicable to Freddie Mac Direct Purchase Mortgage Loans, the term “Mortgage Loan” as used herein shall mean collectively, the Funding Loan to be made by Borrower to the Governmental Lender, and the Project Loan to be made by the Governmental Lender to the Mortgagor, and collaterally assigned by the Governmental Lender to Borrower as security for the Funding Loan. Freddie Mac form numbers used in this Exhibit are for convenience only and Borrower must use the equivalent forms required at the time of delivery of a Pledged Loan or a Pledged Security.

I.	At least Three (3) Business Days prior to the Warehousing Advance Date, the Administrative Agent must receive a letter signed by Borrower, providing the following information on the Pledged Loan:

1.	Governmental Lender.

2.	Mortgagor’s name.

3.	Project name.

4.	Borrower’s case/loan number.

5.	Location of project.

6.	Governmental Note Amount.

7.	Mortgage Note Amount.

8.	Expected Warehousing Advance Date.

9.	Name and address of Governmental Lender’s counsel.

10.	Name and address of Borrower’s counsel.

11.	Name, street address, e-mail address, telephone number and telecopier number of title company and settlement attorney and contact person. Must identify who will be responsible for custody of closing documents and delivery of required items to Administrative Agent.

Exhibit B-3-B-1

12.	In the event Borrower self-funded the Mortgage Loan with unencumbered funds (herein a “Pre-funded Mortgage Loan”), then in alternative to clause I, 11 above, the original closing date of the Pre-funded Mortgage Loan.

Upon receipt of Borrower’s letter required under this Section I, in form and substance satisfactory to the Administrative Agent, the Administrative Agent will issue its escrow instructions letter to the title company or the settlement attorney.

II.	At least One (1) Business Day prior to the Warehousing Advance Date, Borrower will send to the Administrative Agent, for receipt before 11:00 a.m (Pittsburgh, Pennsylvania time) the following Business Day, the following:

1.	An original or facsimile (with original to be forwarded via overnight delivery) of the Warehousing Advance Request subject to changes to be communicated in writing by Borrower to the Administrative Agent before 11:00 a.m. (Pittsburgh, Pennsylvania time) on the day of the Warehousing Advance.

2.	A letter from Borrower providing the following additional information on the Pledge Loan:

(a)	Note Rate.

(b)	Name of Investor.

(c)	Discount (if any).

3.	Closing settlement statement, if available, otherwise must be delivered on the date of the Warehousing Advance, prior to funding.

4.	A completed and executed Loan Disbursement Authorization in the form attached hereto as Exhibit O.

5.	A copy of the executed Purchase Commitment (which must conform to requirements of the Agreement).

6.	Original or facsimile of the Administrative Agent’s escrow instructions letter to the settlement attorney, countersigned by an authorized representative of the settlement attorney involved with the transaction, in a form substantially similar to that attached hereto as (a) Exhibit N-1 if the settlement attorney will also be acting as the bailee with respect to the Governmental Note or (b) Exhibit N-2 if the settlement attorney will not be acting as the bailee with respect to the Governmental Note. The foregoing conditions shall not be applicable in the event the Warehousing Advance is to be used to reimburse Borrower for any Pre-funded Mortgage Loan.

Exhibit B-3-B-2

No Warehousing Advance will be made by the Administrative Agent prior to the Administrative Agent’s receipt of all the documents required under Section II above. The Administrative Agent has a reasonable time (one (1) Business Day under ordinary circumstances) to examine Borrower’s Warehousing Advance Request and the related documents to be delivered by Borrower before funding the requested Warehousing Advance, and may reject any Mortgage Loan that does not meet the requirements of this Exhibit, the Agreement or of the related Purchase Commitment.

In accordance with the Escrow Letter, if applicable, disbursement will be authorized only after the settlement attorney or closing counsel takes possession, on behalf of Administrative Agent, of the signed Governmental Note, endorsed by Borrower in blank and without recourse, and the title company is prepared to issue its title insurance policy. Immediately after disbursement, the settlement attorney, the closing attorney or title company (herein, the “Closing Agent”) must send the original of the Governmental Note to the Administrative Agent for receipt by the Administrative Agent on the following Business Day. In the event the Pledged Loan is not closed and the related Mortgage submitted for recording by 4:30 p.m. (Pittsburgh, Pennsylvania time) on the date of the Warehousing Advance, the Closing Agent must return the Warehousing Advance immediately to the account specified in the Administrative Agent’s escrow instructions unless otherwise approved by the Administrative Agent prior to such time; provided, however, that the Warehousing Advance may remain with the title company for up to two (2) Business Days with prior written notice to the Administrative Agent and, if longer than two (2) Business Days, with prior written approval of the Administrative Agent.

The foregoing arrangements, which permit the Administrative Agent to fund the Warehousing Advance after the Governmental Note has been delivered to a third person on behalf of, and as agent and bailee for, Administrative Agent, and before the Governmental Note is received by Administrative Agent, are for the convenience of Borrower. Borrower retains all risk of loss or nondelivery of the Governmental Note, and neither Administrative Agent nor any Administrative Agent has any liability or responsibility for those risks.

III.	On the Warehousing Advance Date, the Administrative Agent must receive the following:

1.	For any Warehousing Advance other than one relating to a Pre-funded Mortgage Loan, the following:

(a)	The closing settlement statement.

(b)	A copy of the Governmental Note made by the Governmental Lender in favor of Borrower, executed by Governmental Lender.

(c)	A fully executed copy of the Funding Loan Agreement between Borrower and Governmental Lender.

(d)	A copy of the Mortgage Note made by the Mortgagor in favor of Governmental Lender, executed by the Mortgagor.

Exhibit B-3-B-3

(e)	A copy of the blank and undated collateral assignment of Funding Loan, in form and content reasonably acceptable to Administrative Agent.

(f)	A copy of the first page of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which:

(i) Names as insured Governmental Lender and/or Fiscal Agent, and their successors and assigns, as their interests may appear;

(ii) Shows an effective date and time that is as of the date and time of disbursement of the Warehousing Advance from escrow; and

(iii) Sets forth an insured amount that is equal to or greater than the Warehousing Advance amount.

(g)	A bailee agreement executed by Governmental Lender’s or Borrower’s closing counsel, in the form of (a) Exhibit N-1 if the closing counsel is also acting as the settlement attorney with respect to the Warehousing Advance funds or (b) Exhibit N-3 if the closing counsel is not acting as the settlement attorney with respect to the Warehousing Advance funds, whereby in either case the closing counsel agrees that it will hold the original Governmental Note as bailee for and on behalf of Administrative Agent and deliver it to the Administrative Agent by recognized overnight delivery within One (1) Business Day after the Warehousing Advance Date.

(h)	Written notice by electronic mail or facsimile authorizing the Administrative Agent to disburse funds to the Escrow Agent as set forth in the Escrow Letter, to be held in trust by the Escrow Agent pending the Borrower’s authorization to release such funds.

(i)	Documents that are reasonably requested by the Administrative Agent.

2.	For any Warehousing Advance relating to a Pre-funded Mortgage Loan, the following:

(a)	The closing settlement statement.

(b)	An original of the Governmental Note made by the Governmental Lender in favor of Borrower, executed by Governmental Lender.

(c)	An original of the Funding Loan Agreement between Borrower and Governmental Lender.

(d)	A copy of the Mortgage Note made by the Mortgagor in favor of Governmental Lender, executed by the Mortgagor.

(e)	An original of the blank and undated collateral assignment of Funding Loan, in form and content reasonably acceptable to Administrative Agent.

Exhibit B-3-B-4

(f)	A copy of the first page of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which

(i) Names as insured Governmental Lender and/or Fiscal Agent, and their successors and assigns, as their interests may appear;

(ii) Shows the recording date of the Mortgage as being prior to the date of the Warehousing Advance; and

(iii) Sets forth an insured amount that is equal to or greater than the Warehousing Advance amount.

IV.	As soon as possible following the Warehousing Advance Date, and no later than One (1) Business Day after the Warehousing Advance Date, the Administrative Agent much receive the following:

1.	If not previously delivered, the original signed Governmental Note, endorsed by Borrower in blank and without recourse.

2.	If not previously delivered, the original fully executed collateral assignment of Funding Loan, in form and content reasonably acceptable to Administrative Agent.

V.	As soon as possible after the Warehousing Advance Date, and no later than Two (2) Business Days prior to the date the Investor or the Approved Custodian must receive the Pledged Mortgage, Administrative Agent must receive:

1.	The remainder of the documents required for shipping to the Investor as specified by the Investor or in the applicable Seller/Servicer Guide or to an Approved Custodian for the Investor, including the original release documents required by the Investor.

2.	Documents that are reasonably requested by the Administrative Agent.

VI.	As soon as possible following the Warehousing Advance Date, and no later than Two (2) Business Days prior to the date the Investor or the Approved Custodian must receive the Pledged Loan, Administrative Agent must receive the following:

1.	Signed shipping instructions for the delivery of the Pledged Loan, including the following:

(a)	Name and address of the Investor or the Approved Custodian to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery (which must be a shipper utilized by Administrative Agent), with Borrower’s billing account information for such shipper (or alternatively a pre-labeled envelope);

(b)	Name of project securing the Pledged Loan;

Exhibit B-3-B-5

(c)	Date by which the Investor or the Approved Custodian must receive the Pledged Loan; and

(d)	Instructions for endorsement of the Governmental Note.

2.	The following additional documents must be received:

(a)	For cash payments, the signed original Wire Transfer Authorization for a Cash Warehouse Delivery (Multifamily) (Freddie Mac Form 987M), specifying the Cash Collateral Account as the receiving account for loan purchase proceeds.

(b)	Warehouse Lender Release of Security Interest (Multifamily) (Freddie Mac Form 996M).

3.	The remainder of the documents required for shipping to the Investor, as specified by the Investor or in the applicable seller/servicer guide.

Exhibit B-3-B-6

Exhibit C

Warehousing Advance Request Against Eligible Loans

WALKER & DUNLOP, LLC

ELIGIBLE LOAN TYPE:	☐ FANNIE MAE DUS MORTGAGE LOAN
☐ Check if ASAPP funding
☐ OTHER FANNIE MAE MORTGAGE LOAN
☐ FHA PERMANENT MORTGAGE LOAN
☐ FHA CONSTRUCTION MORTGAGE LOAN ☐ FHA MODIFIED MORTGAGE LOAN ☐ FREDDIE MAC PROGRAM PLUS MORTGAGE LOAN
☐ FREDDIE MAC DIRECT PURCHASE MORTGAGE LOAN
STATUS OF ELIGIBLE LOAN:	☐ FIRST MORTGAGE LOAN
☐ SECOND MORTGAGE LOAN [If permitted]
☐ THIRD MORTGAGE LOAN [If permitted]

[PLEASE UPDATE STATUS]

NOTE: FHA MORTGAGE LOANS MAY ONLY BE REQUESTED BY WALKER & DUNLOP, LLC (“BORROWER”), AND ARE NOT ELIGIBLE UNTIL THE ADMINISTRATIVE AGENT HAS CONFIRMED BORROWER’S STATUS AS APPROVED HUD/FHA MORTGAGEE AND GINNIE MAE SERVICER, AS APPLICABLE

Loan No.:                                                                                                                        Warehouse Date:

Project Name:                                                                                                                 Contract/Pool No.:

Project State and Zip Code:

Mortgage Note Amount:                                                                                                  Interest Rate:

Mortgage Note Date:

Warehousing Advance Amount:

Approved Warehouse Amount:                                                                                          Endorsement Amount:

Cumulative Endorsement Amount:

Investor:                                                                                                                                          Expiration Date:

Exhibit C-1

Committed Purchase Price:

Title Company/Closing Agent:

Title Contact Person:                                                                                                Phone No.:

Title Contact Person E-Mail Address:

Title Company Address:

Exhibit C-2

Wire Transfer Information

Wire Amount:	Date of Wire:
Receiving Bank: PNC BANK, N.A	ABA No.: #043-000-096
City & State: Pittsburgh, PA
Credit Account Name: Walker & Dunlop LLC	Number:
Advise: Margaret Brown	Phone: (412) 768-9771

Walker & Dunlop, LLC, a Delaware limited liability company (“Borrower”) has granted, and hereby reaffirms the grant of, a security interest to PNC Bank, N.A., a national banking association, as agent for Lenders (“Administrative Agent”) in all of Borrower’s right, title and interest in and to the Mortgage Loan described above and all related Collateral pursuant to Section 4.1 of the Amended and Restated Warehousing Credit and Security Agreement between Borrower, Lenders and Administrative Agent (as amended, restated, renewed or replaced, the “Agreement”). Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Agreement.

The undersigned represent and warrant as follows:

(a)	The borrowing requested hereby complies with all applicable requirements of the Agreement.

(b)	Except as previously disclosed to the Administrative Agent in writing, each representation and warranty made in the Agreement is true and correct at and as of the date hereof (except to the extent relating to a specific date) and will be true and correct at and as of the time the Warehousing Advance is made, in each case both with and without giving effect to the Warehousing Advance and the application of the proceeds thereof.

(c)	No Default or Event of Default has occurred and is continuing as of the date hereof or would result from the making of the Warehousing Advance or the application of the proceeds thereof if the Warehousing Advance were made on the date hereof, and no Default or Event of Default will have occurred and be continuing at the time the Warehousing Advance is to be made or would result from the making of the Warehousing Advance or the application of the proceeds thereof ..

(d)	Borrower agrees to cause the Mortgage Notes(s) and the other Collateral Documents to be delivered to Administrative Agent on the first Business Day after the date of the Warehousing Advance made to fund the Mortgage Loan.

(e)	If the proceeds of the Warehousing Advance requested hereby are intended to be used for a FHA Mortgage Loan for which a Ginnie Mae Security will be issued, Ginnie Mae has confirmed sufficient additional commitment authority and pool numbers have been identified to permit the consummation of such transactions.

1

AUTHORIZED SIGNATURE:

WALKER & DUNLOP, LLC, a Delaware limited liability company

By:

Name:

Title:

2

Exhibit D

Eligible Loans and Terms of Warehousing Advances

Subject to compliance with the terms and limitations set forth below, and the terms, representations and warranties and the covenants in the Agreement (including applicable Exhibits), each of the following Mortgage Loans is an Eligible Loan for purposes of the Agreement:

Fannie Mae DUS Mortgage Loan

Definition: A permanent Mortgage Loan on a Multifamily Property originated by Borrower under Fannie Mae’s Delegated Underwriting and Servicing Guide.

Subordinate Mortgage Loan: Only Second Mortgage Loans and Third Mortgage Loans permitted.

Committed/Uncommitted: Purchase Commitment required.

Advance Rate: 100% of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

FHA Permanent Mortgage Loan

Definition: A permanent FHA fully-insured Mortgage Loan secured by a mortgage on a Multi-Family Property.

Subordinate Mortgage Loans: Only second mortgage loans permitted.

Committed/Uncommitted: Purchase Commitment required.

Advance Rate: 100% of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

FHA Construction Mortgage Loan

Definition. An FHA fully-insured Mortgage Loan for the construction or substantial rehabilitation of a Multi-Family Property. No Warehousing Advance will be made against an FHA Construction Mortgage Loan unless (i) the Administrative Agent has or at one time had or will obtain (as provided in Exhibit B-2 – FHA/GNMA) possession of the related Mortgage Note, or (ii) the related Mortgage Note is in the possession of a Person other than Borrower or an Affiliate of Borrower.

Subordinate Mortgage Loans: Not permitted.

Committed/Uncommitted: Purchase Commitment required.

Advance Rate: 100% of the lesser of (i) Mortgage Note Amount or (ii) the Committed Purchase Price.

Exhibit D-1

FHA Modified Mortgage Loan

Definition: A modified FHA fully-insured Mortgage Loan secured by a mortgage on a Multi-Family Property.

Subordinate Mortgage Loans: Only second mortgage loans permitted.

Committed/Uncommitted: Purchase Commitment required.

Advance Rate: 100% of the lesser of (i) the then outstanding Mortgage Note Amount or (ii) the Committed Purchase Price.

Freddie Mac Program Plus Loan

Definition: Multi-Family Loans sold to Freddie Mac pursuant to the Freddie Mac Program Plus Seller/Servicer program.

Subordinate Mortgage Loans: Only Second Mortgage Loans or Third Mortgage Loans permitted.

Committed/Uncommitted: Purchase Commitment required.

Advance Rate: 100% of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

Freddie Mac Direct Purchase Mortgage Loan

Definition: Multi-Family Loans sold to Freddie Mac pursuant to the Freddie Mac TELP.

Subordinate Mortgage Loans: Only Second Mortgage Loans or Third Mortgage Loans permitted if permitted under the Freddie Mac TELP.

Committed/Uncommitted: Purchase Commitment required.

Advance Rate: 100% of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

Exhibit D-2